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                                                                   EXHIBIT 10.28










                              KITTY HAWK, INC.


                            Amended and Restated

                           Omnibus Securities Plan

                           Dated September 3, 1996








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                              TABLE OF CONTENTS



         Article I    Amendment and Restatement; Purpose.....................1

         Article II   Definitions............................................1

         Article III  Eligibility............................................5

         Article IV   Awards.................................................6

         Article V    Award Agreements......................................12

         Article VI   Shares Subject to the Plan............................16

         Article VII  Administration........................................18

         Article VIII Adjustments Upon Changes in Capitalization............20

         Article IX   Change of Control.....................................23

         Article X    Rights of Employees...................................25

         Article XI   Compliance with Applicable Legal Requirements.........25

         Article XII  Amendment and Termination.............................26

         Article XIII Unfunded Plan.........................................27

         Article XIV  Limits of Liability...................................27

         Article XV   Miscellaneous.........................................28



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                                  ARTICLE I

                     AMENDMENT AND RESTATEMENT; PURPOSE

Effective this September 3, 1996, Kitty Hawk, Inc. (the "Company") adopts this Amended and Restated Omnibus Securities Plan (the "Plan"), which amends, restates and supersedes in its entirely the 1994 Omnibus Securities Plan that was adopted by the Company as of June 28, 1996 (the "Effective Date"), to benefit the Company's stockholders by creating a flexible "omnibus" vehicle to provide a variety of medium and long-term incentive compensation opportunities to senior and executive management of the Company. In doing so, the Plan provides an important link between the compensation of senior and executive management and Company performance. The Awards under the Plan will compensate management for the creation of shareholder value. In this way the Plan is intended to encourage and reward superior performance by individuals whose performance is a key element in achieving the Company's continued financial and operational success. In addition, the Plan will assist the Company recruit, reward, retain, and motivate management to achieve the Company's mission of being a top performer in its industry by rewarding the creation of shareholder value.


                                 ARTICLE II

                                 DEFINITIONS

2.1 "Award" or "Awards" means an award granted pursuant to Article IV.


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2.2 "Award Agreement" means an agreement described in Article V entered into between the Company and a Participant, setting forth the terms, conditions and any limitations applicable to the Award granted to the Participant.


2.3 "Board" means the Board of Directors of the Company.


2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.


2.5 "Committee" means the Compensation Committee of the Board, which shall be comprised solely of no less than two outside directors. For this purpose, the term "outside director" means a director of the Board who (i) is not an Employee or a former Employee of the Company, (ii) has never served as an officer of an entity currently affiliated with the Company, and (iii) is not paid remuneration (as defined in regulations under Code Section 162(m)) from the Company, directly or indirectly, in any capacity other than as a director. Each member of the Committee at the time of his appointment to the Committee and while he is a member thereof, must also be a "Non-Employee Director" as that term is defined in Rule 16b-3 promulgated under the Exchange Act.


2.6 "Company" means Kitty Hawk, Inc., a Delaware corporation or any successor corporation.



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2.7 "Employee" means any individual who is an employee of the Company or any
Participating Affiliate, or a member of the Board.


2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.


2.9 "Fair Market Value" of a Share means the value of a Share as of any date, determined as follows:

    (a) if the Shares are listed on a national securities exchange or if last sales prices are reported for the Shares as of such date, the closing price per Share as reported on such date;

    (b) if the Shares are not listed on a national securities exchange and last sale prices are not reported for the Shares, but the Shares are traded in the over-the-counter market, the mean between the closing bid and asked prices per Share on such date; or

    (c) if there is no generally recognized market for the Shares as of such date, the fair market value per Share as determined in good faith by the Committee.


2.10 "Insider" means any person who is subject to Section 16.


2.11 "Participant" means an Employee who has been designated by the Committee to be eligible for an Award pursuant to this Plan.

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2.12 "Participating Affiliate" means a subsidiary of the Company, of which the
Company beneficially owns, directly or indirectly, more than fifty percent (50%) of the aggregate voting power of all outstanding classes and series of stock, and which has one or more employees designated by the Committee to be eligible for an Award pursuant to this Plan.


2.13 "Performance Awards" means performance-based compensation as described in
Section 162(m) of the Code.


2.14 "Restricted Stock" means Shares which have certain restrictions attached to the ownership thereof, which may be issued under Section 4.4.


2.15 "Restricted Stockholder" means any person who (i) is the beneficial owner (as such term is defined in Rule 16a-1 promulgated under the Exchange Act) of ten percent or more of the outstanding Shares or any other class of equity securities of the Company registered under Section 12 of the Exchange Act, and
(ii) is not an officer or director of the Company.


2.16 "Retirement" means termination of employment with the Company or a Participating Affiliate upon attainment of normal retirement age of sixty-five
(65), or as otherwise determined under the Kitty Hawk, Inc. 401(k) Savings Plan, or the applicable retirement plan of a Participating Affiliate.


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2.17 "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and
Exchange Commission under Section 16, as amended effective November 1, 1996 by Release No. 34-37260.


2.18 "Section 16" means Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder as they may be amended from time to time.


2.19 "Share" means a share of common stock (par value $0.01) of the Company.


2.20 "Stock Appreciation Right" means a right, the value of which is determined relative to the appreciation in value of Shares which may be issued under Section 4.3.


2.21 "Stock Option" means a right to purchase Shares and includes Incentive Stock Options and Non-Qualified Options as defined in Section 4.2.


                                 ARTICLE III

                                 ELIGIBILITY

Awards may be granted only to Employees who are designated as Participants from time to time by the Committee. The Committee shall consider an

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individual's position, responsibilities, and importance to the Company among other factors in determining which Employees shall be Participants. The types of Awards to be made to Participants and the terms, conditions, and limitations applicable to the Awards are left to the sole discretion of the Committee, subject to the terms of the Plan. The Committee's decision as to eligibility and the nature and timing of Awards under the Plan is final.


                                   ARTICLE IV

                                     AWARDS

4.1 Awards shall be made in the form of Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, and other types of Awards described in Section 4.6 hereof. Subject to the other provisions of this Plan, Awards may also be granted individually, in combination, or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other employee plan of the Company.


4.2 A Stock Option is a right to purchase a specified number of Shares at a specified price during such specified time as the Committee shall determine.

    (a) Stock Options granted may be either of a type that complies with the requirements of incentive stock options as defined in Section 422 of the Code ("Incentive Stock Options") or of a type that does not comply with such requirements ("Non-Qualified Stock Options");
    provided, however, that the aggregate number of Shares which may be offered for purchase pursuant to Incentive Stock Options under this Plan shall not exceed three



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    hundred thousand (300,000) Shares, and that the aggregate number of
    Shares which may be offered to any Employee during any calendar year shall not exceed one-hundred thousand (100,000) Shares.

    (b) The exercise price per Share of any Stock Option shall be determined by the Committee and set forth in the Award Agreement. However, a Stock Option granted to a "covered employee" as defined in Section 162(m) of the Code shall not have an exercise price less than the Fair Market Value of a Share on the date the Stock Option is granted.

    (c) A Stock Option may be exercised, in whole or in part, by the giving of written notice of exercise to the Company specifying the number of Shares to be purchased.

    (d) The exercise price of the Shares subject to the Stock Option may be paid in cash or may also be paid by the tender of Shares already owned by the Participant (to the extent permitted by Rule 16b-3), or through a combination of cash and Shares, or through such other means the Committee determines are consistent with the Plan's purpose and applicable law. No fractional Shares will be issued or accepted.

    (e) If an Incentive Stock Option is granted to a Participant who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the exercise price shall be at least one hundred ten percent (110%) of the Fair Market Value per Share on the date such stock option is granted.


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         No portion of any Incentive Stock Option may be exercised after the expiration of ten (10) years from the date such stock option is granted. However, if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or subsidiary) and an Incentive Stock Option is granted to such Participant, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date such option is granted.

         Upon termination of Participant's employment, the Participant may not exercise any Incentive Stock Option later than three (3) months after his termination of employment, except in the case of death or disability as provided under Section 5.1(a) (ii).

         If Shares acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the date such Incentive Stock Option is granted or one (1) year from the transfer of Shares to the Participant pursuant to the exercise of such Incentive Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within in the meaning of Section 422 of the Code.

         The Committee may not grant Incentive Stock Options under the Plan to any Participant which would permit the aggregate Fair Market Value

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    (determined on the date such Stock Option is granted) of the Shares with respect to which Incentive Stock Options under this and any other plan of the Company and its subsidiaries) are exercisable for the first time by such Participant during any calendar year to exceed one hundred thousand dollars ($100,000).

4.3 A Stock Appreciation Right is a right to receive, upon surrender of the right, but without payment, an amount payable in cash and/or Shares under the terms and conditions as the Committee shall determine. The Committee shall make all Stock Appreciation Rights awarded to Insiders subject to
Section 16 and shall include such terms and conditions in the Award Agreements so as to comply with Section 16.

    (a) A Stock Appreciation Right may be granted in tandem with part or all of, in addition to, or completely independent of a Stock Option or any other Award under this Plan; provided, however, the aggregate number of Shares with respect to which such Stock Appreciation Rights may be granted to any Participant shall not exceed one hundred thousand (100,000) Shares. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option.

    (b) The amount payable in cash and/or Shares with respect to each right shall be equal in value to the amount by which the Fair Market Value per Share on the exercise date exceeds the exercise price of the Stock Appreciation Right. The applicable exercise price shall be established by the Committee, but must be equal to or greater than the Fair Market Value on the date of grant if granted to a "covered employee" as defined in Section

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    162(m) of the Code.  The amount payable in Shares, if any, is determined with reference to the Fair Market Value on the date of exercise.

    (c) Stock Appreciation Rights issued in tandem with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon exercise of the Stock Appreciation Right, the Stock Option issued in tandem with the Stock Appreciation Right shall automatically terminate, to the extent of such exercise, and the Participant shall surrender to the Company such Stock Option, whereupon agreements evidencing the unexercised portions of such Stock Appreciation Rights and Stock Options will be issued to such Participant, if applicable. Stock Appreciation Rights issued in tandem with Stock Options shall automatically terminate upon the exercise of such Stock Option, to the extent of such exercise, whereupon agreements evidencing the unexercised portions of Stock Appreciation Rights and Stock Options will be issued to such Participant, if applicable.


4.4 Shares of Restricted Stock are Shares that are issued to a Participant and are subject to such terms, conditions, and restrictions as the Committee deems appropriate (including without limitation those imposed in order to exempt such grant from Section 162(m) of the Code), which may include, but are not limited to, restrictions upon the sale, assignment, transfer, or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment under certain specified conditions. As a condition to any Award hereunder, the Committee may require a Participant to pay to the Company an amount equal to, or in excess of, the par value of the

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shares of Restricted Stock awarded to him or her.  Any such Restricted
Stock Award shall automatically expire if not purchased in accordance with the Committee's requirements, if any, within thirty (30) days after the date of grant. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. The Participant shall have, with respect to awards of Restricted Stock for which the Participant is the holder of record, all of the rights of a shareholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Restricted Stock. The Committee shall have the discretionary authority to determine the total number of Shares available for Awards under the Plan as Restricted Stock to be issued during the duration of the Plan, however, the maximum number of Shares that may be issued to any Participant or Participants as Restricted Stock under the Plan shall not exceed one hundred thousand (100,000) Shares.


4.5 Performance Awards may be granted under this Plan from time to time based on the terms and conditions as the Committee deems appropriate (including without limitation those imposed in order to exempt such grant from Section 162(m) of the Code), provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards which the Committee shall determine. For this purpose, "performance shares" are grants of Shares based on satisfying preestablished Company performance criteria set by the Committee. "Performance Units" are cash allotments of dollar-denominated units whose

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payment or value is contingent on performance as measured against predetermined objectives over a multi-year period of time. The Committee shall determine the performance measurements and criteria for such Performance Awards.


4.6 The Committee may from time to time grant (i) Shares, (ii) other stock-based and non-stock-based Awards under the Plan including, without limitation, those Awards pursuant to which Shares are or may in the future be acquired, (iii) Awards denominated in Share units, (iv) securities convertible into Shares, (v) phantom securities (whereby Participants can take advantage in the appreciation of Share prices without actual ownership of Shares), (vi) dividend equivalents (whereby a Participant becomes entitled through the use of a derivative security attached to an option to dividends and other rights derived from the underlying Shares had the Participant owned such Shares), and (vii) other forms or derivatives related to the Shares as it deems appropriate. The Committee shall determine the terms and conditions of such other stock, stock-based, and non-stock based Awards (including without limitation those imposed in order to exempt such grant from Section 162(m) of the Code), provided that such Awards shall not be inconsistent with the terms and purposes of this Plan.


                                   ARTICLE V

                                AWARD AGREEMENTS

5.1 Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of Shares or other security, Stock Appreciation Rights,

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or units subject to the Award and such other terms and conditions applicable to the Award as determined by the Committee.

    (a) Award Agreements shall include the following terms:

              (i) A provision describing the treatment of an Award in the event of the Retirement, Disability, death or other termination of a Participant's employment with the Company, including, but not limited to terms relating to the vesting, time for exercise, forfeiture, or cancellation of an Award in such circumstances.
         For this purpose, the term "Disability" shall have the same meaning as it is given in the Kitty Hawk, Inc. 401(k) Savings Plan.

         (ii) A provision that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Article VIII, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment.

         (iii) A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award. In the case of an Award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of Awards paid in Shares or other securities of the Company, a Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee (and with respect to Insiders,

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         compliance with Section 16), Shares or other securities may be deducted from the payment to satisfy the obligation in full or in part as long as such withholding of Shares does not violate any applicable laws, rules, or regulations of federal, state, or local authorities. The number of Shares or other securities to be deducted shall be determined by reference to the Fair Market Value of such Shares or the fair market value of such other securities as determined by the Committee, on the applicable date.

         (iv) In the discretion of the Committee, a provision requiring a holding period. In the case of an Award to Restricted
         Stockholder:

             (A) of an equity security, a provision stating (or the effect of which is to require) that such security must be held for a least six months (or such longer period as the Committee in its discretion specifies) from the date of acquisition; or

             (B) of a derivative security with a fixed exercise price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; or

             (C) of a derivative security without a fixed exercise price within the meaning of Section 16, if necessary to comply with
             Section 16, a provision stating (or the effect of which is to require) that at

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             least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date upon which such price is fixed to the date of disposition of the derivative security (other than by exercise or conversion) or its underlying equity security.

 (b) Award Agreements may include the following terms:

     (i) Any provisions

         (A) permitting, subject to the provisions of Section 16 applicable to Insiders, the surrender of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards under similar or different terms (including the grant of reload options, which provide for granting of options with an exercise price equal to the then Fair Market Value of a Share upon the tender by a Participants of Shares already owned to exercise an outstanding option), or

         (B) requiring holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

    (ii) Such other terms as are necessary and appropriate to effect an Award to the Participant including but not limited to the term of the Award, payment provisions, vesting provisions, deferrals, any requirements for continued employment with the Company, any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, effect on the Award of a Change of Control as defined in Article IX, and the price, amount or value

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    of Awards.  Award Agreements may also contain such other terms as may be necessary to comply with Section 16.


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                                   ARTICLE VI

                           SHARES SUBJECT TO THE PLAN


6.1 Subject to the adjustment provisions of Article VIII, the number of Shares for which Awards may be granted under the Plan shall not exceed three hundred thousand (300,000) Shares.


6.2 To the extent permitted by Section 16, any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award, or Awards settled in cash in lieu of Shares, shall be available for further Awards in addition to those available under Section 6.1.


6.3 For the purpose of computing the total number of Shares granted under the Plan, the following rules shall apply to Awards payable in Shares or other securities, where appropriate:

    (a) except as provided in (e) of this Section, each Stock Option shall be deemed to be the equivalent of the maximum number of Shares that may be issued upon exercise of the particular Stock Option;

    (b) except as provided in (e) of this Section, each other stock-based Award payable in a security other than Shares shall be deemed to be equal to the number of Shares to which it relates;

    (c) except as provided in (e) of this Section, where the number of Shares available under the Award is variable on the date it is granted, the number

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    of Shares shall be determined by reference to Section 16 and the rules promulgated thereunder, or in the absence of any such applicable rules, determined by the Committee in good faith;

    (d) where one or more types of Awards (both of which are payable in Shares or another security) are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels an equal number of Shares of the other, the amount outstanding under the tandem Award shall be deemed to be equal to the greater number of Shares issuable under either Award; and

    (e) each security awarded or deemed to be awarded under the preceding subsections of this Section 6.3 shall be treated as a Share, even if the Award is for a security other than a Share.

     Additional rules for determining the number of Shares granted under the Plan may be made by the Committee, as it deems necessary or appropriate.


6.4 The Shares or other stock which may be issued pursuant to an Award under the Plan may be treasury or authorized, but unissued stock, or stock may be acquired, subsequently or in anticipation of the transaction, in the open market or in private transactions to satisfy the requirements of the Plan.



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                                  ARTICLE VII

                                 ADMINISTRATION

7.1 A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.


7.2 The Committee will be responsible for declaring the material terms under which the Performance Awards are to be paid, including performance goals. Prior to the payment of a performance-based Award, the Committee shall certify that the predetermined performance goals and any other material terms were in fact satisfied.


7.3 The Committee shall periodically determine the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.


7.4 The Committee shall have the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of Shares or other securities, Stock Appreciation Rights, or units granted, and the terms of any Award Agreements shall be determined by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.



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7.5 It is the intent of the Company that the Plan and Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to avoidable liability thereunder. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as Insiders are concerned.


7.6 The Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as these relate to Insiders including but not limited to decisions regarding the timing, eligibility, pricing, amount or other material terms of such Awards.



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7.7 In the case of Awards that are intended to be Performance Awards, before any such Performance Award is granted to a "covered employee" as defined in Code Section 162(m), the Committee shall disclose to the shareholders and the shareholders must approve the material terms of the award, including:

    (a) A description of the class of employees who are eligible to participate in the Plan.

    (b) A general description of the business criteria on which the performance goals are based.

    (c) Either the formula for computing the compensation or the maximum dollar amount that will be paid if the performance goal is satisfied.

    (d) Such other information as the Committee deems necessary to comply with the requirements under Section 162(m) of the Code.


                                  ARTICLE VIII

                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

8.1 If, while any Awards are outstanding, the outstanding Shares are hereafter increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments shall be made by the Committee in the number and/or kind of shares which are subject to purchase or award under outstanding Awards and in the purchase price or prices applicable to such outstanding Awards in order to prevent the dilution or enlargement of rights. In addition, in any such event, the number and/or kind of Shares which may be offered under the Plan shall also be proportionately adjusted to the same end. This Plan does not affect in any way the right

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or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital structure, to merge or consolidate, to dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

8.2 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each Award, then outstanding under the Plan, will thereafter be entitled to receive with respect to such Award, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one Share was entitled to receive upon and at the time of such transaction, upon payment of the purchase price required by the terms of the Award, if any. Notwithstanding the foregoing, however, any Award under this Plan that entitles an Employee to purchase securities of the Company may be canceled by the Company as of the effective date of any such reorganization, merger, or consolidation, or of any dissolution or liquidation of the Company, by giving notice to the Employee or his personal representative of the Company's intention to do so and by permitting the Employee to pay any amounts that would otherwise be due under the terms of an Award Agreement to obtain securities available to the Employee as an Award during the thirty (30) day period next preceding such effective date.


8.3 In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Shares within the meaning of this Plan.

8.4 To the extent that the foregoing adjustments relate to Awards, Shares, or securities of the Company, such adjustments shall be made by the Committee, and its determination in that respect shall be final, binding, and conclusive.


8.5 Except as expressly provided in this Article, the Participant shall have no right to any adjustment of the number or price of Shares subject to any Award under the Plan by reason of any subdivision or consolidation of shares of any class or the payment of any dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and except as provided, any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the Award.


8.6 The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                   ARTICLE IX

                               CHANGE OF CONTROL

9.1 The Committee shall determine the effect of a Change of Control and specify such effect in Award Agreements that are issued pursuant to the Plan. These effects may include, but are not limited to:

    (a) offering to purchase any outstanding Award made pursuant to this Plan from the holder for its Fair Market Value or such value established under the Award Agreement, as determined by the Committee, as of the date of the Change of Control; or

    (b) making adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants following such Change of Control.

9.2 For the purposes of this Section, a "Change of Control" shall mean the earliest date on which any of the following events shall occur:

    (a) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of the Shares immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or any lease, exchange, or other transfer (excluding transfer by way of pledge or hypothecation), in one transaction or a series of related transactions, of all, or substantially all, of the assets of the Company;

    (b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company;

    (c) any "person" (as such term is defined in Section 3(a)(9) or Section 13(d)(3) under the Exchange Act ) or any "group" (as such term is used in Rule 13d-5 promulgated under the Exchange Act), other than the Company or any successor of the Company or any subsidiary of the Company or any employee benefit plan of the Company or any subsidiary (including such plan's trustee), becomes a beneficial owner for purposes of Rule 13d-3 promulgated under the Exchange Act, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the Company's then outstanding securities having the right to vote in the election of directors; or

    (d) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the election, or the nomination for election, by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

                                   ARTICLE X

                              RIGHTS OF EMPLOYEES

10.1 Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally.


10.2 Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or limit in any way the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person with or without cause.


                                   ARTICLE XI

                 COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS

11.1 No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time, or any successor statute, the Exchange Act and the requirements of the exchanges or interdealer quotation systems on which the Shares may, at the time, be listed or quoted.

11.2 Anything in this Plan to the contrary notwithstanding, if, at any time specified herein for the issue of Shares or other securities to a Participant, any law, or any regulation or requirement of the Securities and Exchange Commission or any other governmental authority having jurisdiction shall require either the Company or the Participant to take any action in connection with the Shares or Awards then to be issued, the issue of the Shares or Awards shall be deferred until the action shall have been taken; however, the Company shall have no liability whatsoever as a result of the non-issuance of the Shares or Awards, except to refund to Participant any consideration tendered in respect of the purchase price.


                                  ARTICLE XII

                           AMENDMENT AND TERMINATION

The Board may at any time amend, suspend, or terminate the Plan (provided that the Board shall seek stockholder approval of any amendments to the extent it deems necessary to maintain an exemption from Section 162(m) of the Code). The Committee may at any time alter or amend any or all Award Agreements under the Plan to comply with any laws that govern such agreements. However, no such action may, without further approval of the stockholders of the Company, be effective if such approval is required in order that transactions in Company securities under the Plan, as they relate to Insiders, be exempt from the operation of Section 16(b) of the Exchange Act.

                                  ARTICLE XIII

                                 UNFUNDED PLAN

The Plan shall be unfunded. Neither the Company, Board of Directors, nor the Committee shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan.


                                  ARTICLE XIV

                              LIMITS OF LIABILITY

14.1 Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.


14.2 No member of the Board or the Committee, nor any Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee and each Employee acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

                                   ARTICLE XV

                                 MISCELLANEOUS

15.1 The Plan shall, subject to stockholder approval, continue from its Effective Date as set out in Article I until December 31, 2003, unless the Plan is terminated in accordance with the provisions of Article XII.


15.2 The laws of the State of Texas shall govern all matters relating to this Plan except to the extent superseded by the laws of the United States.


15.3 Any controversy or claim arising under this Plan must be settled exclusively by arbitration under the Commercial Arbitration Rules of the American Arbitration Association; except that the preceding paragraph shall govern applicable law and construction, and the arbitration locale shall be Dallas, Texas. Costs (excluding attorneys' fees) of any arbitration shall be born by the Company. A prevailing party in litigation to require arbitration, in arbitration, or in litigation to enforce an arbitration award shall be entitled to recover reasonable attorneys' fees and costs.

15.4 The Plan shall be submitted to the stockholders of the Company for their
approval and adoption.   The Plan shall not be effective and no Award shall be
made hereunder, unless and until the Plan has been so approved and adopted at a meeting of the Company's stockholders.

15.5 The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the options granted or Shares to be purchased or transferred are being acquired for investment and not with a view to their distribution.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer to be effective immediately, subject to approval by the stockholders of the Company within twelve (12) months after the date on which this Plan is adopted by the Board of Directors of the Company.


                                KITTY HAWK, INC.


                                By: /s/ RICHARD WADSWORTH
                                   ---------------------------------

                                Title:  SECRETARY
                                      -------------------------------



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